UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 4, 2005
THE MED-DESIGN CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	0-25852	23-2771475

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2810 Bunsen Avenue
Ventura, California	93003

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (805) 339-0375

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.
     On August 4, 2005, The Med-Design Corporation issued a press release announcing its financial results for the quarter ended June 30, 2005.
Item 9.01  Financial Statements and Exhibits.
                    (c) Exhibits.

99.1	Press Release, dated August 4, 2005, issued by The Med-Design Corporation.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MED-DESIGN CORPORATION (Registrant)

By:	/s/ LAWRENCE ELLIS
Lawrence Ellis
Chief Financial Officer

Dated: August 4, 2005

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release, dated August 4, 2005, issued by The Med-Design Corporation.